SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               BALCHEM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

[GRAPHIC-LOGO]                 BALCHEM CORPORATION
                      P.O. Box 175 SLATE HILL, NEW YORK 10973

BALCHEM
CAPSULET PROCESS
                        ---------------------------------
                  NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 1997
                        ---------------------------------


                  TO OUR STOCKHOLDERS:



                       NOTICE  IS  HEREBY  GIVEN  that  the  Annual  Meeting  of
                  Stockholders of BALCHEM CORPORATION will be held in the Board of Governors Room, 13th floor, the American Stock Exchange, 86 Trinity Place, New York, New York, on Friday, June 27, 1997 at 11:00 a.m. for the following purposes:

                       1. To  elect  three  Class 2  directors  of the  Board of
                  Directors to serve until the annual meeting in 2000 and one Class 1 director to serve until the annual meeting in 1998 and in each case until their respective successors have been duly elected and qualified.

                       2. To  consider  and take action  upon the  approval  and
                  adoption of amendments to the Stock Option Plan for Directors, as set forth herein.

                       3. To transact such other business as may properly come before the meeting or any adjournment thereof.

                       Information  with  respect  to the above  matters  is set
                  forth in the Proxy Statement which accompanies this Notice.

                       Only  stockholders  of record at the close of business on
                  April 15, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                       We hope that all our stockholders who can conveniently do
                  so will attend the meeting. Stockholders who do not expect to be able to attend the meeting are requested to fill in, date and sign the enclosed proxy and promptly return the same in the enclosed addressed envelope which requires no postage and is intended for your convenience. Stockholders who are present at the meeting may withdraw their proxies and vote in person, if they so desire.



                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Wallace J. Borker
                                              Secretary

Dated: April 23, 1997

                               BALCHEM CORPORATION
                                  P.O. BOX 175
                           SLATE HILL, NEW YORK 10973




                        ---------------------------------
           PROXY STATEMENT FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS
                        ---------------------------------




Solicitation And Revocation of Proxies

     The solicitation of the enclosed proxy is made by the Board of Directors of Balchem Corporation (the "Company") of the holders of shares of Common Stock of the Company in connection with the Annual Meeting of Stockholders to be held on Friday, June 27, 1997.

     The Company has authorized two classes of stock: 2,000,000 shares of Preferred Stock, $25 par value, of which no shares have been issued, and 10,000,000 shares of Common Stock, par value $.06-2/3 per share. On April 15, 1997, the record date for determination of stockholders entitled to vote at the meeting, there were 3,153,352 shares of Common Stock outstanding and entitled to be voted at the meeting and each of these shares is entitled to one vote.

     Unless otherwise specified in the proxy, a proxy solicited by the Board of Directors will be voted for the four nominees set forth herein and for the approval of item 2. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to a vote of the stockholders. If a broker indicates on the proxy card that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as voted for the purpose of determining the approval of such matter. Any stockholder who has given a proxy has the power to revoke it any time before the proxy is voted.

     The Company's address is P.O. Box 175, Slate Hill, New York 10973 and its telephone number is (914) 355-5300. The Proxy Statement and the enclosed form of Proxy are being mailed to the Company's stockholders on or about April 25, 1997.


                              ELECTION OF DIRECTORS


     The Company's by-laws provide for a staggered term Board of Directors by the classification of the Board of Directors into three classes (Class 1, Class 2 and Class 3). The term of the three Class 2 directors will expire at the annual meeting of stockholders to be held in 1997. Raymond A. Reber, a Class 1 director, was elected by the Board of Directors for an interim term to fill the vacancy created by the resignation from the Board of Directors of Dr. Weiss, the former Chief Executive Officer, who has become a director emeritus. Mr. Reber's interim term will also expire at the 1997 annual meeting. The other directors will remain in office until their terms expire.

     Donald E. Alguire, Israel Sheinberg and Kenneth P. Mitchell will be the nominees for election as Class 2 directors and Raymond A. Reber will be the nominee as a Class 1 director. If elected, Messrs. Alguire, Sheinberg and Mitchell will serve until the annual meeting of stockholders in 2000 and Mr. Reber will serve until the annual meeting of stockholders in 1998, and in each case until their respective successors have been duly elected and qualified. It is intended that the accompanying proxy will be voted for election of said nominees. The nominees have indicated that they are willing to serve as directors if elected. If for any reason one or more of such nominees becomes unavailable for election, the proxies may be voted for a substitute nominee(s) designated by the management of the Company. Management has no reason to expect that any nominee will fail to be a candidate at the meeting and, accordingly, has not contemplated any substitute.

                        DIRECTORS AND EXECUTIVE OFFICERS


     The following persons, present directors of the Company whose terms expire in June 1997, have been nominated by the Board of Directors.

Class 1 Director Whose Term Expires in 1997

     RAYMOND A. REBER, 54, President and Chief Executive Officer since January 1, 1997; Executive Vice President and Chief Operating Officer of the Company since January 1994; director new ventures development UOP, a joint venture of Union Carbide and Allied Signal from 1990 to 1993.

Class 2 Directors Whose Terms Expires in 1997

     DONALD E. ALGUIRE, 69, has been a management, financial and technical consultant d/b/a Alguire Associates since October 1, 1987. He has been a director of the Company since 1988. He was formerly President of Griffith Microsciences.

     ISRAEL SHEINBERG, 64, is an independent management and technical consultant d/b/a as Sheinberg Associates since 1990. He has been a director of the Company since July 1991. He was formerly executive vice president of Recognition Equipment, Inc.

     KENNETH P. MITCHELL, 57, is retired. He was Chief Executive Officer of Oakite Products Inc. from 1986 to 1993. He has been a director of the Company since 1993. In February 1997, he became a director of Tetra Technologies, Inc., a specialty chemical company selling products and services in the oil and gas market.

     The following directors will continue in office:

Class 3 Directors Whose Terms Expire in 1999

     JOHN E. BEEBE, 74, is retired. He was Chairman Emeritus of Scott Macon, Ltd. from August 1990 to June 1991; prior to August 1990 he had been Chairman of Scott Macon Ltd. from September 1, 1985. Mr. Beebe has been a director of the Company since 1986.

     FRANCIS X. McDERMOTT, 63, is retired. He was President of the Specialty Chemicals Group, Merck & Co., Inc. from 1985 through 1992. He has been a director of the Company since 1992.

     LEONARD J. ZWEIFLER, 68, is a dentist and Senior Partner of Kings Dental Group, and has been a director of the Company since 1969.

Class 1 Directors Whose Terms Expire in 1998

     PAUL F. MOSHER, 63, is retired. He was President of the Kelco Division of Merck & Co, Inc. specialty chemicals 1985-93. Mr. Mosher has served as a director of the Company since 1994.

     CARL R. PACIFICO, 75, has been an independent consultant in general management. He has served as a director of the Company since 1967.

Executive Officers Other than Directors

     RAYMOND A. REBER, 54, President and Chief Executive Officer since January 1, 1997; Executive Vice President and Chief Operating Officer of the Company since 1994; director new ventures development UOP, a joint venture of Union Carbide and Allied Signal from 1990 to 1993.

     DINO ROSSI, 42, Vice President and Chief Financial Officer of the Company since April 1, 1996; Treasurer since June 21, 1996; January 1994-March 1996, Vice President, Finance and Administration; Norit Americas Inc., 1987-1993, Vice President, Finance and Administration, Oakite Products Inc.

     WAYNE STOCKLAND, 54, Vice-President-Technology of the Company since February 7, 1997; Director of Technology of the Company December 1995-January 1997; Director of Technology at Consolidated Nutrition (Acquired Supersweet Feeds) 1987-1995; Director of Research at Supersweet Feeds 1970-1986.

     GEORGE A. VAIL, 64, Vice President-Manufacturing of the Company since 1988.

Board Meetings

     There were six meetings of the Board of Directors in 1996. With one exception, all of the directors attended all six meetings. One director attended five meetings.

Committees

     The Board of Directors  has  established  the following  committees:  Audit
Committee: Messrs. Pacifico, Beebe and Alguire; Compensation Committee: Messrs. Mitchell, Sheinberg and Mosher; Finance Committee: Messrs. Beebe, Mitchell and Dr. Zweifler; International Committee: Messrs. Sheinberg, McDermott and Mosher; Planning/Succession Committee: Messrs. McDermott, Pacifico and Mosher; and the Stockholder Committee: Dr. Zweifler and Messrs. Beebe and Alguire. Mr. Reber is an ex-officio member of the Compensation, Planning/Succession, International and Stockholder Committees; Mr. Rossi is an ex-officio member of the Audit and Finance Committees.

     The Audit Committee is responsible for matters related to the choice of auditors and auditing questions.

     The Compensation Committee is responsible for compensation policies and incentive plans.

     The Finance Committee monitors the Company's financial condition and provides guidance as to external financing.

     The International Committee is concerned with the Company's international programs.

     The Planning/Succession Committee is concerned with the Company long range strategic plan and membership on the Company's Board.

     The Stockholder Committee is concerned with the relations between the Company and its stockholders:

     In 1996, each of the committees other than the Compensation Committee had one meeting. The Compensation Committee met three times.

Compliance With Section 16(a) Of The Exchange Act.

     Based solely upon a review of filings with the Company under Rule 16a-3(d), no director or officer failed to file as required by said rule on a timely basis.

Compensation of Executive Officers

     The following Table sets forth information concerning the earned compensation for services to the Company during the fiscal years ended December 31, 1996, 1995 and 1994 for the President of the Company, the Executive Vice-President and the Vice President and Chief Financial Officer, being the only executive officers whose total cash compensation with respect to the respective periods of such service exceeded $100,000:

                                                     SUMMARY COMPENSATION TABLE

                                                                Annual Compensation                  Long Term Compensation
                                                                -------------------                  ----------------------
                                                           Contingent
                                                           Payment and      Other Annual*                       Deferred
           Name                               Salary     Director's Fees    Compensation             Options  Compensation
           ----                               ------     ---------------    ------------             -------  ------------
                                                                                              DIR     1,059(2)
CEO        Herbert D. Weiss        1996      $ 80,000        $117,512          $17,135         EE     2,000(1)     $ 22,411

EVP        Raymond A. Reber        1996       120,000          56,950            4,502         EE     3,500(1)        7,437

VP and
CFO        Dino Rossi              1996       110,000          26,000           27,570         EE     4,000(1)            0

CEO        Herbert D. Weiss        1995      $ 80,000        $103,992          $ 7,043         EE     2,000(1)     $ 12,659
                                                                                              DIR       800(2)

EVP        Raymond A. Reber        1995      $ 88,000        $ 48,751          $ 3,223         EE     2,000(1)     $  2,292

CEO        Herbert D. Weiss        1994      $ 80,000        $ 71,272          $ 6,283         EE     1,800        $ 12,187

                                                                                               DIR    1,317
EVP        Raymond A. Reber        1994      $ 88,000        $ 26,598          $ 2,018         EE    22,500(1)     $  1,566


* Includes Social Security paid by Company, personal auto use, Company's portion of 401(k) contributions and moving expenses.

(1) Employee Incentive Options

(2) Directors' Options

                                                  OPTION GRANTS IN 1996

                                   Options     Percentage of
Name                               Granted     Total Granted              Exercise Date                Expiration Date
----                               -------     -------------              -------------                ---------------
Herbert D. Weiss          DIR       1,059          10.1%                  Immediately                 December 31, 2006

Raymond A. Reber          EE        3,500          14.6%          700     December 16, 1997           December 16, 2006
                                                                1,400     December 16, 1998
                                                                1,400     December 16, 1999

Dino Rossi                EE        4,000          16.6%          400     December 16, 1996           December 16, 2006
                                                                1,600     December 16, 1997
                                                                1,200     December 16, 1998
                                                                  800     December 16, 1999


                                                OPTIONS EXERCISED IN 1996

                                                                                                                Value of in
                                                                                      Unexercised Options        the money
              Name                      Shares Acquired         Value Realized(1)         at end of 1996         options(1)
              ----                      ---------------         -----------------         --------------         ----------
CEO           Herbert D. Weiss               1,999                  3,495.25                  7,297              $12,016.69
                                             1,500                  5,505.00
                                             1,500                  7,125.00
                                             1,800                  4,500.00
                                             -----                ----------
                                             6,799                $20,625.25

(1) Excess of market price at December 31, 1996 of $8.50 over exercise price.

Directors' Fees and Expenses

     In 1996, each Director of the Company received a fixed payment of $3,000, payable in bi-monthly installments, and $1,000 for his attendance at each Board of Directors meeting as his retainer, and travel expenses for attending such meetings. On April 7, 1989, the Board of Directors had adopted a Director Compensation Program effective with the organization meeting of Directors held in June 1989 which based directors' fees on approximately .44% of the previous year's pre-tax profits.

Pension Plan and Certain Other Benefits

     The Company has a money purchase plan which covers substantially all employees. Pension plan contributions for 1996, 1995 and 1994 were $282,657, $137,556 and $111,741, respectively. The Company contributes to said pension plan yearly 3.55% of the annual W-2 reported salary for Dr. Weiss which amount is immediately and 100% vested. On retirement or termination of employment, Dr. Weiss and Mr. Reber are entitled to a lump-sum distribution of all monies and interest accrued to their respective accounts.

     As of January 1, 1987, the Company adopted a 401(k) savings plan which covers substantially all employees. The Company's 1996 savings plan contribution was $82,899.

     The Company's Board of Directors approved supplemental insurance programs for key employees, that pay certain additional retirement benefits after retirement or death to a designated beneficiary for ten years. The Company owns the insurance policies and reserves the right to modify or terminate such plan. Policies for Dr. Weiss and Mr. Vail are in effect in the aggregate amounts of $300,000 and $100,000, respectively, for a total cost of $17,060 per year.

Options and Warrants

     In April, 1989, the Company adopted an incentive stock option plan, since amended, which was approved by the stockholders at the Company's 1989 Annual Meeting, which provides for the granting of incentive stock options, as defined under current tax laws, to officers and key employees. The stock options are exercisable at a price equal to the market value of the stock on the date of grant. For the purpose of the plan, 250,000 shares of common stock were reserved for future grant. Options may be exercised over a period of one to ten years. The plan terminated in June, 1994, five years from the date of stockholder approval.

     In 1994, Registrant adopted a new incentive stock option plan, since amended, which was approved by the stockholders at Registrant's 1994 Annual Meeting which provides for the granting of incentive stock options, as defined under current tax laws, to officers and key employees. The stock options are exercisable at a price equal to the market value of the stock on the date of grant. For the purpose of the plan, 187,500 shares of common stock were reserved for future grant. Options may be exercised over a period of one to ten years. The plan terminates in June, 1999, five years from the date of stockholder approval.

     In April, 1989, Registrant adopted a Stock Option Plan for directors of the Company, amended in 1996, which was originally approved by the stockholders at the Company 1989 Annual Meeting, which provides for granting stock options to directors and directors emeriti of the Company. The stock options are exercisable at a price equal to the market value of the stock at the close of business on the annual date of grant, which is December 31 of each year during the life of the plan. The number of options granted to each director in any year is equal to the nearest whole share of the quotient obtained by dividing the director's fee payable to such director for such year by the market value of a share of the common stock at the close of business on the date of grant. The options are exercisable over a ten-year period from the date of grant, provided at the time of exercise the optionee is still a director or director emeritus, unless the optionee dies while a director or director emeritus, in which case his legal representatives have ninety days or until the option would otherwise expire in which to exercise the option. The plan terminated in June, 1994, five years from the date of stockholder approval. The options for current directors still outstanding are set forth below.

     As of December 31, 1991, options as follows were granted to each director at an exercise price of $4.75. No such option has been exercised.

        Name                                    Options
        ----                                    -------
        Donald E. Alguire                         663
        John Beebe                                663
        Carl R. Pacifico                          663
        Herbert D. Weiss                          663
        Leonard J. Zweifler                       663
        Israel Sheinberg                          331

     As of December 31, 1992, additional options as follows were granted; all at an exercise price of $4.67. No such option has been exercised.

        Name                                    Options
        ----                                    -------
        Donald E. Alguire                         804
        John Beebe                                804
        Francis X. McDermott                      268
        Carl R. Pacifico                          804
        Herbert D. Weiss                          804
        Leonard J. Zweifler                       804
        Israel Sheinberg                          804

     As of December 31, 1993, additional options as follows were granted; all at an exercise price of $3.67. No such option has been exercised.

        Name                                    Options
        ----                                    -------
        Donald E. Alguire                         636
        John Beebe                                654
        Francis X. McDermott                      654
        Carl R. Pacifico                          654
        Herbert D. Weiss                          654
        Leonard J. Zweifler                       654
        Israel Sheinberg                          654
        Kenneth P. Mitchell                       109

     In 1994, Registrant adopted a new Stock Option Plan for directors of Registrant, amended in 1996, which was originally approved by the stockholders at Registrant's 1994 Annual Meeting, which provides for granting stock options to directors and directors emeriti of Registrant. The stock options are exercisable at a price equal to the market value of the stock at the close of business on the annual date of grant, which is December 31 of each year during the life of the plan. The number of options granted to each director in any year is equal to the nearest whole share of the quotient obtained by dividing the director's fee payable to such director for such year by the market value of a share of the common stock at the close of business on the date of grant. The options are exercisable over a ten-year period from the date of grant, provided at the time of exercise the optionee is still a director or director emeritus, unless the optionee dies while a director or director emeritus, in which case his legal representatives have ninety days or until the option would otherwise expire in which to exercise the option. The plan terminates in June, 1999, five years from the date of stockholder approval. 52,500 shares of the common stock were reserved for exercise under this plan. As of December 31, 1994, the options granted each director were as follows; all at an exercise price of $6.00. No such option has been exercised by any present director.

        Name                                    Options
        ----                                    -------
        Donald E. Alguire                         1,317
        John Beebe                                1,317
        Francis X. McDermott                      1,200
        Kenneth P. Mitchell                       1,267
        Paul F. Mosher                              567
        Carl R. Pacifico                          1,317
        Israel Sheinberg                          1,317
        Herbert D. Weiss                          1,317
        Leonard J. Zweifler                       1,317

     As of December 31, 1995, additional options were granted to each director as follows; all at an exercise price of $9.00. No such option has been exercised by any present director.

        Name                                    Options
        ----                                    -------
         Donald E. Alguire                         800
         John Beebe                                800
         Francis X. McDermott                      800
         Kenneth P. Mitchell                       800
         Paul F. Mosher                            800
         Carl R. Pacifico                          800
         Israel Sheinberg                          800
         Herbert D. Weiss                          800
         Leonard J. Zweifler                       800

     As of December 31, 1996, additional options were granted to each director as follows; all at an exercise price of $8.50. No such option has been exercised by any present director.

        Name                                    Options
        ----                                    -------
        Donald E. Alguire                          941
        John Beebe                               1,059
        Francis X. McDermott                     1,059
        Kenneth P. Mitchell                      1,059
        Paul F. Mosher                           1,059
        Carl R. Pacifico                         1,059
        Israel Sheinberg                         1,059
        Herbert D. Weiss                         1,059
        Leonard J. Zweifler                      1,059

Security Ownership of Certain Beneficial Owners and of Management

     The following tables set forth the indicated information as of March 1, 1997 as to each person who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to each director or nominee and all present directors and officers as a group:

                                                                                     Amount and Nature
                                                 Name and Address of                   of Beneficial                Percent
Title of Class  (1)                               Beneficial Owner                    Ownership (1)                of Class
--------------  ---                               ----------------                    -------------                --------
Company's Common Stock                         A. Harry Wallenstein                       243,000                     7.7%
                                               85 Bay 40th Street
                                               Brooklyn, NY 11214

Company's Common Stock                         Leonard J. Zweifler                        221,168(3)                  7.0%
                                               150 East 69 Street
                                               New York, NY 10021

Company's Common Stock                         Raymond A. Reber                            28,225                     0.9%

Company's Common Stock                         Donald E. Alguire                           13,947                     0.4%

Company's Common Stock                         John E. Beebe                               17,916(2)                  0.6%

Company's Common Stock                         Francis X. McDermott                         9,981(5)                  0.3%

Company's Common Stock                         Kenneth P. Mitchell                          8,685(4)                  0.3%

Company's Common Stock                         Paul F. Mosher                               6,426(6)                  0.1%
----------------

(1)  In  accordance  with Rule  13d-3(a)(i),  the  amounts in these  columns are calculated  upon the  assumption  that all shares  subject to warrants  and options are outstanding as to those beneficial  owners who hold warrants or options.  Messrs.  Reber,  Alguire,  Beebe,  McDermott,  Mitchell,  Mosher,
     Pacifico,  Sheinberg and Zweifler hold,  respectively,  warrants or options for 28,000,  5,161,  5,297,  3,981,  3,235,  2,426,  5,297, 4,965 and 5,297
     shares. Messrs. Borker, Rossi, Stockland and Vail, officers of the Company,
     have  options  in  respect  of  5,123,   4,000,  1,500  and  5,224  shares,
     respectively.  The  percentage  of  class  is  calculated  upon a total  of outstanding shares plus shares subject to outstanding options and warrants.

(2)  Exclusive of 2,499 shares owned by Mr. Beebe's wife.

(3) Exclusive of 2,000 shares owned by Dr. Zweifler's wife, beneficial ownership which is disclaimed by Dr. Zweifler.

(4)  Includes   2,000  shares  of  which  Mr.   Mitchell  is  custodian   for  a
     granddaughter.

(5)  Owned jointly with his wife.

(6)  3,000 shares are held by him and his wife as trustees of a family trust.
                                                                                     Amount and Nature
                                                 Name and Address of                   of Beneficial                Percent
Title of Class  (1)                               Beneficial Owner                    Ownership (1)                of Class
--------------  ---                               ----------------                    -------------                --------
Company's Common Stock                         Carl R. Pacifico                            83,301                     2.6%

Company's Common Stock                         Israel Sheinberg                            10,033                     0.3%

Company's Common Stock                         All present directors                      450,532                    13.8%
                                               and officers of the
                                               Company as a group
                                               (12 persons)

               APPROVAL OF THE AMENDMENT OF THE STOCK OPTION PLAN
                      FOR DIRECTORS OF BALCHEM CORPORATION


     Under the present Stock Option Plan for Directors, the number of shares for which options are granted to a director (or director emeritus) in each year is a function of the director's annual fees and the stock price per share of the Company's stock at year end. The number of shares covered by the option is determined by dividing the stock price per share at year end into the total fee earned. Since the annual fees are redetermined in each year based on the Company's earnings for the prior year, the determination reflects changes in the Company's earnings but only in an indirect fashion through the change in annual fees.

     The Board, on the recommendation of the Compensation Committee, has determined that it would be more appropriate to directly tie-in the number of shares for which an option is granted to the changes in corporate earnings, thus freeing the determination of directors' fees from any option determining function.

     Under the proposed amendment, approved by the Board, but subject to stockholder approval, the number of shares for which options would be granted in any year would start with the maximum number of shares for which an option was granted in 1996, namely, 1,059 shares. The Company would grant annually to each director and director emeritus an option for that number of shares obtained by multiplying 1,059 by the percentage increase or decrease in net earnings of the Company for each year over the net earnings of approximately $1,927,000 for the year ended 1996. At the same time, in contemplation of the change, the Board has voted not to increase directors' fees for 1997 above the maximum of $9,000 paid in 1996, although based on the formula that has been used the maximum fee would have been $11,000. (See Directors' Fees and Expenses at p. 8).

     To accomplish the change in the Plan, Section 5 would be changed to read as follows:

                  SECTION 5. Grant of Options. On each December 31, commencing with December 31, 1997, during the term of this agreement, each director and director emeritus ("Optionee") shall be granted options under the Plan to purchase that number of shares of Common Stock which is equal to the maximum number of shares for which options were granted in 1996, namely, 1,059, multiplied by the quotient obtained by dividing (i) the net earnings of the Corporation for the year then ended by (ii) the net earnings of the Corporation for 1996, computed to the nearest whole number of shares. The option exercise price (the "Price") shall be the reported closing price per share of the Common Stock on the last trading date of the year in which such December 31 falls.

     The  affirmative  vote of a majority  of the  outstanding  shares of Common
Stock is needed for approval of the amendment to the Plan. The Board of Directors recommends a vote in favor of approval of the amendment.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


     The accounting firm of Judelson, Giordano & Siegel, P.C. was retained by the Company to audit its financial statements for the fiscal year ended December 31, 1996. Management has selected KPMG Peat Marwick LLP to audit the Company's financial statements for the year ended December 31, 1997.

     Representatives of the firm of Judelson, Giordano & Siegel, P.C. are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement to the stockholders if they desire to do so and are expected to be available to respond to questions raised orally at the meeting.

                                  OTHER MATTERS

     At the date of this Proxy Statement, management knows of no other matters or business which will be presented to the meeting for action or consideration. Should any other matter properly come before the meeting, the persons named in the accompanying proxy will vote thereon, according to their best judgment in the interests of the Company.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company intended to be submitted for a vote of the stockholders at the 1998 Annual Meeting of the Company must be received by the Company by January 14, 1998 in order to be included in the Company's 1998 Proxy Statement and Proxy.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies will be solicited, personally or by telephone or telegraph, by officers, directors and regular employees of the Company. The Company will reimburse brokers and others holding stock in their names, or in the names of nominees, for their expenses in sending materials.

                                  ANNUAL REPORT

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996, including financial statements, which Annual Report is not part of this Proxy soliciting material, is being mailed to stockholders concurrently herewith.

     ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL HOLDER OF THE COMPANY'S COMMON STOCK AS OF APRIL 15, 1997, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996. REQUESTS SHOULD BE ADDRESSED TO SHAREHOLDER RELATIONS, BALCHEM CORPORATION, P.O. BOX 175, SLATE HILL, NEW YORK 10973.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Wallace J. Borker
                                              Secretary

Dated: April 23, 1997

                                 REVOCABLE PROXY
                               BALCHEM CORPORATION

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JUNE 27, 1997

  The undersigned hereby appoints Raymond A. Reber and Wallace J. Borker, and either of them, attorneys and proxies of the undersigned with power of substitution to represent the undersigned at the Annual Meeting of Stockholders of Balchem Corporation to be held on June 27, 1997, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

1.  Election of Directors

   Class 1 Director
   (For a term of one year)

   Raymond A. Reber

   Class 2 Director
   (For a term of three years)

   Donald E. Alguire      Israel Sheinberg      Kenneth P. Mitchell

   [   ] FOR         [   ] WITHHOLD         [   ] FOR ALL EXCEPT

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------
2.       Approval of Amendment to Directors' Stock Option Plan.

   [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

  The proxies are directed to vote as specified and in their discretion all other matters coming before the meeting. If no direction is made, the proxy will vote FOR ALL nominees listed.

  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD BY JUNE 23, 1997 USING THE ENCLOSED ENVELOPE.

  This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

          Please be sure to sign and date this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                               BALCHEM CORPORATION

  Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY